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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Report"), I, Donald T. Heroman, Chief Financial Officer of Equifax Inc. (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (i)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (ii)
  the information contained in the Report fairly represents, in all material respects, the financial condition and results of operation of the Company.

/s/ DONALD T. HEROMAN Donald T. Heroman Chief Financial Officer Dated: March 11, 2004

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CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002